                                                                 EXHIBIT a(1)(c)

                                 AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS


         This Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of August 8th, 2002, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") dated as of May 15, 2002, (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.


         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment:

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 8th, 2002.


                                            /s/ ROBERT H. GRAHAM
                                            ------------------------------------
                                            Name:     Robert H. Graham
                                            Title:    President

                          EXHIBIT 1 TO AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS


                                   "SCHEDULE A

                         AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

         PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
         ---------                                  -------------------------
         AIM High Yield Fund                              Class A Shares
                                                          Class B Shares
                                                          Class C Shares

         AIM High Yield Fund II                           Class A Shares
                                                          Class B Shares
                                                          Class C Shares

         AIM Income Fund                                  Class A Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class R Shares

         AIM Intermediate Government Fund                 Class A Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class R Shares

         AIM Limited Maturity Treasury Fund               Class A Shares
                                                          Class A3 Shares
                                                    Institutional Class Shares

         AIM Money Market Fund                            Class B Shares
                                                          Class C Shares
                                                          Class R Shares
                                                      AIM Cash Reserve Shares

         AIM Municipal Bond Fund                          Class A Shares
                                                          Class B Shares
                                                          Class C Shares

         AIM Short Term Bond Fund                         Class C Shares

         AIM Total Return Bond Fund                       Class A Shares
                                                          Class B Shares
                                                          Class C Shares"